                                                                    EXHIBIT 10.1


                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         THIS FOURTH AMENDMENT (this "AMENDMENT"), to the Credit Agreement dated as of July 30, 1997, among SAFETY 1ST, INC., a Massachusetts corporation ("SAFETY"), SAFETY 1ST HOME PRODUCTS CANADA INC., a Canadian federal corporation ("SAFETY CANADA" and, together with Safety, the "BORROWERS"), each of the financial institutions from time to time parties thereto as lenders (the "LENDERS"), BT COMMERCIAL CORPORATION, as agent (in such capacity, the "AGENT") for the Lenders and BANKERS TRUST COMPANY, as issuer of letters of credit (in such capacity, the "ISSUING BANK"), is made as of May 15, 1998 among the Borrowers and the undersigned Lenders.

                              W I T N E S S E T H :

         WHEREAS, the Borrowers, the Lenders, the Agent and the Issuing Bank are parties to the Credit Agreement, dated as of July 30, 1997 (as heretofore amended on October 29, 1997, January 23, 1998 and March 31, 1998 and as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless otherwise defined herein);

         WHEREAS, The Borrowers have requested that the Lenders agree to amend the Credit Agreement as set forth herein; and

         WHEREAS, the undersigned Lenders are agreeable to such amendments, but only on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. Effective as of March 31, 1998, but subject to the satisfaction of the conditions precedent set forth in
Section 2, the Credit Agreement is hereby amended as follows:

         (a) Section 7.2(r) of the Credit Agreement is amended by (i) deleting "December 31, 1998" from each place it appears and substituting therefor "January 2, 1999", (ii) deleting "December 31, 1999" and substituting therefor "January 1, 2000", (iii) deleting "December 31, 2000" and substituting therefor "December 30, 2000", (iv) deleting "December 31, 2001" and


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substituting therefor "December 29, 2001" and (v) deleting "June 30, 2002" and substituting therefor "June 29, 2002".

         (b) Section 7.2(t) of the Credit Agreement is amended by deleting the table set forth therein and substituting therefor the following:

                  "PERIOD                                     RATIO
                   ------                                     ------
         January 4, 1998 to April 4, 1998                     1.00:1
         April 5, 1998 to July 4, 1998                        1.00:1
         July 5, 1998 to October 3, 1998                      1.25:1
         October 4, 1998 to January 2, 1999                   1.25:1
         January 3, 1999 to April 3, 1999                     1.25:1
         April 4, 1999 to July 3, 1999                        1.25:1
         for each fiscal quarter thereafter                   1.50:1"


         (c) Section 7.2(u) of the Credit Agreement is amended by deleting the table set forth therein and substituting therefor the following:

                  "PERIOD                                       AMOUNT
                   ------                                     -----------
         three fiscal quarters ended April 4, 1998            $ 9,200,000

         four fiscal quarters ended July 4, 1998               13,000,000

         four fiscal quarters ended October 3, 1998            16,000,000

         four fiscal quarters ended January 2, 1998            19,000,000

         four fiscal quarters ended on the last
         day of each fiscal quarter thereafter                 20,000,000"

         (d) Section 7.2(v) of the Credit Agreement is amended and restated as follows:

              "(v) MINIMUM CONSOLIDATED FIXED CHARGE COVERAGE RATIO. Safety will not, for each period set forth below, permit Consolidated Fixed Charge Coverage Ratio to be less than the ratio set forth below opposite such period:




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                  "PERIOD                                    RATIO
                   ------                                    -----
         three fiscal quarters ended April 4, 1998           1.15:1
         four fiscal quarters ended July 4, 1998             1.50:1
         four fiscal quarters ended October 3, 1998          1.50:1
         four fiscal quarters ended January 2, 1999          1.50:1
         four fiscal quarters ended on the last day of
         each fiscal quarter thereafter                      1.50:1"


         SECTION 2. EFFECTIVENESS. This Amendment shall become effective upon the Agent's receipt of this Amendment, duly executed by the Borrowers and the Majority Lenders and duly consented to by the Guarantors.

         SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. Each of the Borrowers represents and warrants as follows:

         (a) The execution, delivery and performance by each Borrower of this Amendment, the Credit Agreement as amended hereby and any documents delivered in connection herewith to which such Borrower is a party (i) are within such Borrower's corporate powers and authority, have been duly authorized by all necessary corporate action and do not contravene (A) such Borrower's Governing Documents (including, without limitation, the certificate of designation for any preferred stock of a Borrower), (B) any Requirement of Law applicable to it or any of its properties or (C) any franchise, license, permit, indenture, contract, lease, agreement, instrument or other commitment to which it is a party or by which it or any of its properties are bound, and (ii) will not result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Borrower (other than Liens permitted by the Credit Agreement).

         (b) This Amendment, the Credit Agreement as amended hereby and any documents delivered in connection herewith to which such Borrower is a party constitute the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally and general principles of equity.




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         (c)   Since December 31, 1997 there has occurred no change, occurrence, development or event which has had or could reasonably be expected to have a Material Adverse Effect.

         (d) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing

         SECTION 4.   REFERENCE TO AND EFFECT ON THE CREDIT DOCUMENTS.

         (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to (i) "this Agreement," "hereunder," "hereof," "herein" and words of like import, and such words or words of like import in each reference in the Credit Documents, shall mean and be a reference to the Credit Agreement as amended hereby.

         (b) Except as specifically amended hereby, all of the terms and provisions of the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to or a waiver of any right, power or remedy of the Agent or the Lenders under any of the Credit Documents, or constitute an amendment to or a waiver of any provision of any of the Credit Documents.

         (d) This Amendment shall be deemed to be a Credit Document for all purposes.

         SECTION 5. EXECUTION IN COUNTERPARTS; ETC. This Amendment may be executed in counterparts each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Amendment and each of the other documents delivered in connection herewith may be executed and delivered by telecopier with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

         SECTION 6. COSTS, EXPENSES AND TAXES. The Borrowers shall jointly and severally pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the documents contemplated hereby or delivered in connection herewith, and agrees to hold the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes. The Borrowers shall jointly and severally pay for all of the reasonable out-of-pocket expenses incurred by the Agent in connection with the preparation, negotiation and closing of this Amendment, including, without limitation, the reasonable fees and expenses of Luskin, Stern & Eisler LLP, counsel to the Agent.



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         SECTION 7.   GOVERNING LAW. THE VALIDITY, INTERPRETATION AND
ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).













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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                            BORROWERS

                                            SAFETY 1ST, INC.


                                            By: /s/ Richard E. Wenz
                                                --------------------------------
                                                Name:
                                                Title:



                                            SAFETY 1ST HOME PRODUCTS CANADA INC.


                                            By: /s/ Richard E. Wenz
                                                --------------------------------
                                                Name:
                                                Title:



                                            LENDERS

                                            BT COMMERCIAL CORPORATION


                                            By: /s/ Eric S. Miller
                                                --------------------------------
                                                Name: Eric S. Miller
                                                Title: Vice President



                                            LASALLE NATIONAL BANK


                                            By: /s/ Christopher G. Clifford
                                                --------------------------------
                                                Name: Christopher G. Clifford
                                                Title: Senior Vice President



                                            BNY FINANCIAL CORPORATION


                                            By: /s/ Frank Imperato
                                                --------------------------------
                                                Name:
                                                Title:



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                                            SUMMIT COMMERCIAL/GIBRALTAR CORP.


                                            By: /s/ Harvey Friedman
                                                --------------------------------
                                                Name: Harvey Friedman
                                                Title: EVP



                                            FINOVA CAPITAL CORPORATION


                                            By: /s/ Maryann V. Richardson
                                                --------------------------------
                                                Name: Maryann V. Richardson
                                                Title: Asst. Vice Pres.


Agreed and Consented as of the
First Date Written Above:


SAFETY 1ST INTERNATIONAL, INC.


By: /s/ Richard E. Wenz
    --------------------------
    Name:
    Title:



SAFETY 1ST (EUROPE) LIMITED


By: /s/ Richard E. Wenz
    --------------------------
    Name:
    Title:



3232301 CANADA, INC.


By: /s/ Richard E. Wenz
    --------------------------
    Name:
    Title:



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